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June 25, 2001

Mr. Ron Caporale
eDiets.com Inc.
3467 Hillsboro Blvd
Suite 2
Deerfield Beach, FL 33442

Re:  Second Amendment to Content License Agreement
     ---------------------------------------------

Reference is made to the Content License Agreement entered into between Yahoo, Inc. ("Yahoo") and eDiets.com Inc. ("Licensor") on April 4, 2001, as amended by the First Amendment to Content License Agreement entered into between Yahoo and Licensor dated April 10, 2001 (the "Agreement"). Unless otherwise expressly defined herein, all capitalized terms used herein shall have the meanings set forth in the Agreement. The parties agree that the Agreement is hereby amended as follows:

  1. The following additional bullet point is hereby added to the bullet points listed under the "Licensor Content" section of Exhibit A of the Agreement:

       . Effective July 1, 2001, Licensor will supply Yahoo with a feed of text-based men's fitness content ("Men's Fitness Content"), which will be distributed in Yahoo Health, accessible via the front page of Yahoo Health and the Weight Loss area of Yahoo Health. Men's Fitness Content will include, at a minimum, weekly feature articles, daily fitness tips, sample workouts and a weekly success story.

  2. The following additional bullet points are hereby added to the bullet points listed under the "Additional Terms" section of Exhibit A of the
      Agreement:

       . Licensor agrees to enter into an Insertion Order on July 1, 2001, for a [_______________________] media program to run on the Yahoo Properties over the course of the remainder of the Term. The advertising terms and conditions are attached hereto as Exhibit B, and said media program will be subject to the [_______________________] outlined in Exhibit B-2.

       . Notwithstanding anything to the contrary contained herein, the provisions of this Agreement pertaining to Men's Fitness Content and Men's Fitness [_________________] may be terminated by (a) Yahoo effective August 1, 2001, provided that Yahoo provide at least five
          (5) business days prior written notice to Licensor, and (b) either party effective January 1, 2002, provided that the terminating party provide the other party with at least thirty (30) days prior written notice. In the event that Yahoo exercises its
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          right of termination described in clause (a) above, Licensor will pay
          Yahoo $[________] for [____________________________]through August 1,
          2001, and Yahoo will pay Licensor a prorated refund equal to $[_________]by no later than September 1, 2001. Licensor will not be entitled to any refund of any monies paid hereunder if Yahoo has not exercised its right of termination effective August 1, 2001. During any notice period, the parties agree to discuss in good faith the possibility of amending the Agreement in lieu of termination upon mutually agreed upon terms and conditions.

  3. All references to Exhibit B-1 contained in Exhibit B to the Agreement are hereby amended to read "Exhibit B-1 and Exhibit B-2."

  4. All references to Insertion Order contained in Exhibit B to the Agreement are hereby amended to read "Insertion Orders."

  5. All references to [_________________] contained in the Agreement and Exhibit B to the Agreement are hereby amended to read "[_________________] and Men's Fitness [_________________]."

  6. The parties agree to amend the Agreement to include the attached Exhibit B-2 and Insertion Order (in addition to the existing Insertion Order) in their entirety.

  7. Except as modified hereby, the Agreement shall remain in full force and effect.

Please have a duly authorized representative of Licensor execute this amendment in the space provided below and return to Tiffany Monjauze at Yahoo! Business Development, 701 First Avenue, Sunnyvale, CA 94089.

Sincerely,

YAHOO! INC., a Delaware corporation

By:     /s/ Matt Rightmore
       ------------------------------
Name:    Matt Rightmore
       ------------------------------
Title:   VP/GM, Media
       ------------------------------
Date:    July 2, 2001
       ------------------------------

AGREED AND ACCEPTED
THIS 2nd DAY OF JULY, 2001, BY:
     ---

EDIETS.COM INC.

By:     /s/ Ronald Caporale
       ------------------------------
Name:   Ronald Caporale
       ------------------------------
Title:  EVP
       ------------------------------
Date:   July 2, 2001
       ------------------------------

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                                  EXHIBIT B-2

    AD UNIT MEASUREMENTS AND COMPENSATION RELATING TO MEN'S FITNESS CONTENT


1.  Men's Fitness Registrations.

    a.  [_______________________________________________________________
         _______________________________________________________________
         _______________________________________________________________
         _______________________________________________________________
         _______________________________________________________________
         _______________________________________________________________
         _______________________________________________________________
         _______________________________________________________________
         _______________________________________________________________
         _______________________________________________________________
         _______________________________________________________________
         _______________________________________________________________
         _______________________________________________________________
         _______________________________________________________________
         _______________________________________________________________
         _______________________________________________________________
         _______________________________________________________________
         _______________________________________________________________
         _______________________________________________________________
         _________________________]


    b.  Men's Fitness [________________]: If the [_______________________] of
        Men's Fitness [_______________] is not met on or before the specific date set forth in the payment schedule below, a [__________________] in the payment shall be made and such [__________________] will be delayed until said [__________________] is fulfilled. If the [__________________] of Men's Fitness Registrations is exceeded on or before the specific date set forth below, Advertiser will pay Yahoo the [_____________________________] set forth below for
        [______________________________] over the [__________________]of
        [_______________________________]. Advertiser will pay Yahoo a fee equal to (i) $[________] for each of the first [____________________________]
        delivered by Yahoo during the initial Term, (ii) $[________]for each of the next [______________________________] delivered by Yahoo during the initial Term and (iii) $[_________]for each [__________________] in excess of [_________] delivered by Yahoo during the initial Term.

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        Payment Schedule commencing July 1, 2001:

        .  September 30, 2001 - [_______________________________] at a price of
           $[___________________________]. Advertiser will pay to Yahoo a fee equal to $[__________].
        .  December 31, 2001 - [___________________________] at a price of
           $[___________________________]. Advertiser will pay Yahoo a fee equal to $[__________].
        .  April 3, 2002 - [______________________________] at a price of
           $[____________________________]. Advertiser will pay Yahoo a fee equal to $[____________].


    2. Compensation. In addition to the fees described above, Advertiser will pay Yahoo a fee equal to $[__________]on July 1, 2001 as a set up, design and implementation fee for the Ad Units relating to Men's Fitness Content for the period from July 1, 2001 through December 31, 2001. If the Agreement is still in effect with respect to Men's Fitness Content on January 1, 2002, Advertiser will pay Yahoo an additional consultation and placement fee equal to $[_________] for the remainder of the Term.

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